UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2021

Date of reporting period:	June 1, 2020 — November 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 20

Message from the Trustees

January 12, 2021

Dear Fellow Shareholder:

The world is welcoming 2021 with high hopes for the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, President-elect Biden will take office with new proposals to rebuild the economy. The stock and bond markets start the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD). See index descriptions on pages 11-12.

† Source: Lipper, a Refinitiv company.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/20. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 11–12.

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How were market conditions during the reporting period?

Despite some weakness during the six-month period, global financial markets advanced overall. Equity and fixed-income assets were rebounding dramatically when the period began in June 2020, after the steep market declines in the first quarter of the year. The S&P 500 Index, a broad measure of stocks, rose 19.98% during the period. International stocks, as measured by the MSCI EAFE Index, gained 20.16%. The rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index rose 1.79% during the period.

The U.S. Federal Reserve also held interest rates steady during the period and vowed to act appropriately to support the economy. It introduced several bond-buying programs to ensure liquidity and help stabilize the markets. The yield curve in the United States moved lower and flattened somewhat during the period. The 10-year U.S. Treasury note yield ended November at 0.84%, after beginning 2020 at 1.88%. Central banks across Europe, Asia, and other regions also rolled out COVID-19 stimulus measures. Still, there has been intermittent market volatility as COVID-19 cases surged

Dynamic Asset Allocation Equity Fund 3

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Due to rounding, percentages may not equal 100%.

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globally. On the political front, Joe Biden is poised to become the next U.S. President in January 2021, although President Trump has yet to formally concede the November election.

How did the fund perform in this environment?

For the six-month reporting period, Putnam Dynamic Asset Allocation Equity Fund rose 21.66%. The fund slightly underperformed its custom benchmark, the Putnam Equity Blended Index, which gained 22.72%, and its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks.

What strategies helped and what detracted in the fund’s performance?

Overall, the fund’s dynamic asset allocation strategies added to fund performance, while our active implementation decisions/security selections detracted during the period. Among our asset allocation strategies, an overweight position in emerging-market equities relative to the Putnam Equity Blended Index benchmark and an underweight position in international developed-market equities relative to the benchmark added value. A slight underweight position in small-cap equities relative to the Putnam Equity Blended Index benchmark detracted from performance.

Active implementation weakness was primarily driven by U.S. large-cap equity selection and included both quantitative and fundamental strategies. Emerging-market equity selection was a notable positive contributor to results.

What is your outlook for the coming months?

While the worsening spread of COVID-19 infections could lead to weaker-than-expected economic activity in the coming weeks, the

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Equity Fund 5

vaccine progress has reduced the chances of much weaker growth in 2021, in our view. In November, several drug makers released very positive news about vaccines against COVID-19, including vaccines with efficacy rates in excess of 90%. Pfizer-BioNTech’s vaccine was approved by the U.S. Food and Drug Administration in mid-December just as infection rates and shutdowns were spiking globally.

We believe credit markets, supported by the Fed’s promise for unlimited quantitative easing, will continue to recover. Fed officials cut their short-term benchmark rate to near zero in March and spelled out in September how long rates would stay at that level. They said they wouldn’t lift rates before the labor market is healed and until inflation hits 2% and is projected to run moderately above that level. However, we believe the weaker pace of job growth and rising COVID-19 cases across the globe will continue to create challenges for consumers, businesses, and policy makers.

On the political front, in our view, a Biden presidency might also mean a more constructive foreign policy, including trade policies with China.

How did the fund use derivatives?

The fund used futures to manage exposure to market risk and to equitize cash.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	13.27%	180.97%	10.88%	59.98%	9.85%	25.98%	8.00%	15.39%	21.66%
After sales charge	12.71	164.81	10.23	50.78	8.56	18.73	5.89	8.76	14.66
Class P (8/31/16)
Net asset value	13.36	183.72	10.99	61.57	10.07	26.80	8.24	15.73	21.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	15.82%	272.02%	14.04%	92.10%	13.95%	45.06%	13.20%	19.02%	22.59%
Putnam Equity
Blended Index*	14.16	208.09	11.91	79.04	12.35	36.23	10.86	16.65	22.72
Lipper Multi-Cap
Core Funds category	14.03	214.44	11.99	71.76	11.30	34.21	10.17	14.67	20.61
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD). See index descriptions on pages 11-12.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/20, there were 672, 653, 591, 507, 358, and 303 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 11/30/20

Distributions	Class A		Class P
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/20	$11.45	$12.15	$11.45
11/30/20	13.93	14.78	13.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	13.61%	176.91%	10.72%	71.94%	11.45%	30.35%	9.24%	17.44%	23.71%
After sales charge	13.05	160.99	10.07	62.05	10.14	22.86	7.10	10.69	16.60
Class P (8/31/16)
Net asset value	13.70	179.58	10.83	73.62	11.67	31.18	9.47	17.78	23.76

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/20*	0.86%	0.63%
Total annual operating expenses for the fiscal year ended 5/31/20	1.18%	0.95%
Annualized expense ratio for the six-month period ended 11/30/20	0.86%	0.62%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/21.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/20 to 11/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.78	$3.45
Ending value (after expenses)	$1,216.60	$1,218.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/20, use the following calculation method. To find the value of your investment on 6/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.36	$3.14
Ending value (after expenses)	$1,020.76	$1,021.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have

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similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2020, Putnam employees had approximately $525,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

Dynamic Asset Allocation Equity Fund 13

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points, and, in the case of your fund, 2 basis points, on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. However, in the case of your fund, both expense limitations applied during its fiscal year ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and

14 Dynamic Asset Allocation Equity Fund

the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have

Dynamic Asset Allocation Equity Fund 15

ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2019. Your fund’s class A shares’ return, net of fees and expenses, was positive and trailed the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2019. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s underperformance relative to its benchmark over the one-year period ended December 31, 2019 and considered the circumstances that may have contributed to this disappointing performance. The Trustees noted Putnam Management’s view that the fund’s valuation-based equity security selection process had detracted significantly from its performance. The Trustees also noted Putnam Management’s observation that the fund had solid performance relative to its peers during the first quarter of 2020, as it was generally positioned conservatively during the period’s market volatility. The Trustees considered that Putnam Management remained confident in the fund’s investment process and portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of an additional portfolio manager in 2019 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of

16 Dynamic Asset Allocation Equity Fund

the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Equity Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Equity Fund

The fund’s portfolio 11/30/20 (Unaudited)

COMMON STOCKS (90.0%)*	Shares	Value
Aerospace and defense (1.7%)
Airbus SE (France) †	83	$8,637
Boeing Co. (The) †	360	75,856
Lockheed Martin Corp.	1,203	439,095
Northrop Grumman Corp.	1,289	389,614
Raytheon Technologies Corp.	1,544	110,736
Teledyne Technologies, Inc. †	130	49,132
TransDigm Group, Inc.	148	85,720
		1,158,790
Airlines (0.5%)
Copa Holdings SA Class A (Panama)	885	70,535
Delta Air Lines, Inc.	1,141	45,925
Japan Airlines Co., Ltd. (Japan)	700	13,168
Southwest Airlines Co.	4,201	194,674
		324,302
Automotive (1.5%)
Companhia De Locacao das Americas (Brazil)	7,837	39,848
Ferrari NV (Italy)	79	16,745
Fiat Chrysler Automobiles NV (Italy) †	2,137	33,240
Ford Motor Co.	14,221	129,127
General Motors Co.	4,735	207,582
Knorr-Bremse AG (Germany)	112	14,320
NIO, Inc. ADR (China) †	403	20,364
Peugeot SA (France) †	2,448	57,406
Porsche Automobil Holding SE (Preference) (Germany)	442	28,081
Tesla Motors, Inc. †	429	243,500
United Rentals, Inc. †	576	130,740
Volkswagen AG (Preference) (Germany)	220	37,039
Volvo AB (Sweden) †	1,330	30,127
Zhongsheng Group Holdings, Ltd. (China)	7,000	52,308
		1,040,427
Banking (4.7%)
Banco Bilbao Vizcaya Argenta (Spain)	11,602	53,988
Bank Leumi Le-Israel BM (Israel)	4,901	27,408
Bank of America Corp.	11,107	312,773
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia)	132,200	38,706
BNP Paribas SA (France) †	1,396	71,142
BOC Hong Kong Holdings, Ltd. (Hong Kong)	6,500	21,219
CaixaBank SA (Spain)	22,161	56,551
Citigroup, Inc.	12,069	664,639
Credit Agricole SA (France) †	3,489	40,033
DBS Group Holdings, Ltd. (Singapore)	2,200	40,792
DNB ASA (Norway) †	4,320	77,937
Finecobank Banca Fineco SpA (Italy) †	963	15,035
HDFC Bank, Ltd. (India) †	6,071	117,087
ICICI Bank, Ltd. (India) †	9,089	57,945
ING Groep NV (Netherlands) †	2,252	21,887
Israel Discount Bank, Ltd. Class A (Israel)	4,700	15,845
Itau Unibanco Holding SA (Preference) (Brazil) †	16,800	89,560

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (90.0%)* cont.	Shares	Value
Banking cont.
JPMorgan Chase & Co.	8,211	$967,912
KBC Group NV (Belgium) †	402	27,902
KeyCorp	3,088	47,740
PNC Financial Services Group, Inc. (The)	1,023	141,246
Popular, Inc. (Puerto Rico)	402	19,509
Sberbank of Russia PJSC ADR (Russia)	9,227	122,214
Seven Bank, Ltd. (Japan)	4,200	9,178
Skandinaviska Enskilda Banken AB (Sweden) †	4,694	49,549
State Street Corp.	1,121	79,008
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,007	87,097
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	800	23,362
		3,297,264
Beverage (1.7%)
Asahi Group Holdings, Ltd. (Japan)	1,000	38,443
Carlsberg A/S Class B (Denmark)	354	52,536
Coca-Cola Co. (The)	6,026	310,942
Coca-Cola HBC AG (Switzerland)	2,589	74,510
Constellation Brands, Inc. Class A	236	48,578
Diageo PLC (United Kingdom)	1,802	69,021
Keurig Dr Pepper, Inc.	2,568	78,196
PepsiCo, Inc.	3,070	442,787
Wuliangye Yibin Co., Ltd. Class A (China)	1,500	57,883
		1,172,896
Biotechnology (1.2%)
Abcam PLC (United Kingdom)	1,817	34,810
Amgen, Inc.	1,005	223,150
Moderna, Inc. †	334	51,015
Neurocrine Biosciences, Inc. †	174	16,520
Regeneron Pharmaceuticals, Inc. †	311	160,485
Seagen, Inc. †	578	98,439
Vertex Pharmaceuticals, Inc. †	1,015	231,166
		815,585
Broadcasting (—%)
Discovery, Inc. Class A † S	1,263	33,987
		33,987
Cable television (1.5%)
Charter Communications, Inc. Class A †	825	537,892
Comcast Corp. Class A	8,591	431,611
Liberty Global PLC Class C (United Kingdom) †	2,180	47,175
		1,016,678
Chemicals (1.8%)
Akzo Nobel NV (Netherlands)	452	48,052
Albemarle Corp. S	1,001	136,106
Arkema SA (France)	171	19,885
Ashland Global Holdings, Inc.	384	28,865
Asian Paints, Ltd. (India)	1,217	36,196
Axalta Coating Systems, Ltd. †	1,496	42,801
Brenntag AG (Germany)	646	49,334
Celanese Corp.	227	29,358

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.0%)* cont.	Shares	Value
Chemicals cont.
Chemours Co. (The)	1,015	$24,695
Covestro AG (Germany)	920	51,250
Dow, Inc.	2,844	150,760
DuPont de Nemours, Inc.	1,361	86,342
Eastman Chemical Co.	813	79,186
ICL Group, Ltd. (Israel)	3,569	16,933
Koninklijke DSM NV (Netherlands)	337	55,214
LG Chemical, Ltd. (South Korea)	102	74,017
Linde PLC	118	30,100
NewMarket Corp.	34	12,572
Nitto Denko Corp. (Japan)	300	24,814
PPG Industries, Inc.	285	41,829
Sherwin-Williams Co. (The)	233	174,198
Shin-Etsu Chemical Co., Ltd. (Japan)	300	48,968
		1,261,475
Commercial and consumer services (2.5%)
Adecco Group AG (Switzerland)	521	31,472
Aramark	2,558	89,530
Avalara, Inc. †	706	121,256
Booking Holdings, Inc. †	49	99,394
Booz Allen Hamilton Holding Corp.	1,029	89,307
Brambles, Ltd. (Australia)	3,559	28,649
Cintas Corp.	99	35,175
CK Hutchison Holdings, Ltd. (Hong Kong)	3,000	21,640
Compass Group PLC (United Kingdom)	4,514	79,423
CoStar Group, Inc. †	204	185,756
Fu Shou Yuan International Group, Ltd. (China)	10,000	10,036
Kakao Corp. (South Korea)	148	49,378
Mastercard, Inc. Class A	947	318,675
Moody’s Corp.	164	46,304
Nexi SpA (Italy) †	3,396	63,734
Nihon M&A Center, Inc. (Japan)	600	41,991
PayPal Holdings, Inc. †	1,774	379,849
Secom Co., Ltd. (Japan)	500	49,552
Sohgo Security Services Co., Ltd. (Japan)	200	10,665
TransUnion	158	14,392
		1,766,178
Communications equipment (0.8%)
Cisco Systems, Inc.	12,934	556,420
		556,420
Computers (5.6%)
Apple, Inc.	24,489	2,915,415
BigCommerce Holdings, Inc. Ser. 1 † S	1,582	127,604
Dynatrace, Inc. †	2,440	92,769
Fortinet, Inc. †	1,325	163,280
Fujitsu, Ltd. (Japan)	200	27,838
Logitech International SA (Switzerland)	375	33,102
ServiceNow, Inc. †	722	385,945

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (90.0%)* cont.	Shares	Value
Computers cont.
Software AG (Germany)	854	$36,691
Synopsys, Inc. †	679	154,473
		3,937,117
Conglomerates (0.6%)
AMETEK, Inc.	745	88,305
Danaher Corp.	1,242	278,990
General Electric Co.	2,175	22,142
		389,437
Construction (0.6%)
China Lesso Group Holdings, Ltd. (China)	21,000	37,543
Compagnie De Saint-Gobain (France) †	1,475	70,117
CRH PLC (Ireland)	5,518	216,352
Eiffage SA (France) †	268	26,159
Fortune Brands Home & Security, Inc.	971	81,079
LafargeHolcim, Ltd. (Switzerland)	338	17,684
		448,934
Consumer (0.2%)
LVMH Moet Hennessy Louis Vuitton SA (France)	55	31,556
Pandora A/S (Denmark)	276	27,547
Scotts Miracle-Gro Co. (The)	133	23,377
Spectrum Brands Holdings, Inc.	346	23,123
		105,603
Consumer finance (1.2%)
Alliance Data Systems Corp.	1,022	74,749
Capital One Financial Corp.	779	66,714
Discover Financial Services	1,317	100,316
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	2,100	9,628
Network International Holdings PLC (United Arab Emirates) †	11,297	40,720
OneMain Holdings, Inc.	377	14,699
SLM Corp.	3,881	41,177
Synchrony Financial	4,679	142,569
Visa, Inc. Class A	1,637	344,343
		834,915
Consumer goods (1.7%)
Essity AB Class B (Sweden)	1,552	49,009
Estee Lauder Cos., Inc. (The) Class A	656	160,930
Hindustan Unilever, Ltd. (India)	2,046	59,055
Kose Corp. (Japan)	100	15,413
L’Oreal SA (France)	186	67,893
Procter & Gamble Co. (The)	5,514	765,729
Unilever PLC (United Kingdom) †	1,169	70,866
Unilever PLC (United Kingdom)	353	21,538
		1,210,433
Consumer services (0.5%)
Auto Trader Group PLC (United Kingdom)	1,981	14,783
JD.com, Inc. ADR (China) †	1,227	104,724
Meituan Dianping Class B (China) †	3,100	116,340
MercadoLibre, Inc. (Argentina) †	32	49,707
Zalando SE (Germany) †	363	36,677
		322,231

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.0%)* cont.	Shares	Value
Containers (0.3%)
Avery Dennison Corp.	579	$86,468
Berry Global Group, Inc. †	933	49,449
Crown Holdings, Inc. †	517	48,727
Silgan Holdings, Inc.	604	20,415
		205,059
Distribution (0.3%)
Ferguson PLC (United Kingdom) †	647	72,476
ITOCHU Corp. (Japan)	2,400	63,460
PALTAC Corp. (Japan)	700	40,133
Sysco Corp.	336	23,953
		200,022
Electric utilities (2.0%)
AES Corp. (The)	840	17,170
AGL Energy, Ltd. (Australia)	2,627	26,046
Ameren Corp.	1,020	79,336
American Electric Power Co., Inc.	3,732	316,810
CLP Holdings, Ltd. (Hong Kong)	2,000	18,794
Companhia Paranaense de Energia-Copel (Preference) (Brazil)	2,793	35,592
E.ON SE (Germany)	2,896	31,357
Enel SpA (Italy)	5,072	50,558
Energias de Portugal (EDP) SA (Portugal)	10,655	56,677
Entergy Corp.	665	72,385
Exelon Corp.	7,904	324,617
Pinnacle West Capital Corp.	610	49,929
Public Service Enterprise Group, Inc.	1,581	92,141
Southern Co. (The)	4,101	245,445
		1,416,857
Electrical equipment (1.0%)
ABB, Ltd. (Switzerland)	2,159	56,845
Daikin Industries, Ltd. (Japan)	300	68,070
Honeywell International, Inc.	2,013	410,491
Legrand SA (France)	416	35,111
Schneider Electric SA (France)	509	70,610
Voltronic Power Technology Corp. (Taiwan)	1,100	33,767
		674,894
Electronics (4.7%)
Advanced Micro Devices, Inc. †	1,383	128,149
Arrow Electronics, Inc. †	340	31,161
Brother Industries, Ltd. (Japan)	900	17,110
Dialog Semiconductor PLC (United Kingdom) †	701	36,929
Garmin, Ltd.	527	61,533
Hoya Corp. (Japan)	700	93,289
MediaTek, Inc. (Taiwan)	3,000	74,246
MinebeaMitsumi, Inc. (Japan)	2,900	59,934
Nabtesco Corp. (Japan)	1,100	45,139
NVIDIA Corp.	1,481	793,905
NXP Semiconductors NV	470	74,457
Otsuka Corp. (Japan)	500	24,237
Qualcomm, Inc.	5,759	847,552

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (90.0%)* cont.	Shares	Value
Electronics cont.
Rockwell Automation, Inc.	694	$177,359
Roper Technologies, Inc.	99	42,273
Samsung Electronics Co., Ltd. (South Korea)	4,420	267,014
Samsung Electronics Co., Ltd. (Preference) (South Korea)	1,106	61,184
Shenzhen Inovance Technology Co., Ltd. Class A (China)	5,500	64,633
SK Hynix, Inc. (South Korea)	1,320	116,611
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	5,000	64,215
Texas Instruments, Inc.	834	134,483
Thales SA (France)	772	70,659
Trimble Inc. †	261	15,626
Vontier Corp. †	741	24,579
		3,326,277
Energy (oil field) (0.5%)
Baker Hughes a GE Co.	2,498	46,763
Halliburton Co.	13,304	220,713
Schlumberger, Ltd.	5,564	115,676
		383,152
Energy (other) (0.1%)
Xinyi Solar Holdings, Ltd. (China)	28,000	50,466
		50,466
Engineering and construction (0.2%)
ACS Actividades de Construccion y Servicios SA (Spain)	416	13,103
Obayashi Corp. (Japan)	1,800	15,883
Quanta Services, Inc.	1,408	96,223
		125,209
Entertainment (0.3%)
Live Nation Entertainment, Inc. †	612	40,178
Sony Corp. (Japan)	2,000	185,974
		226,152
Financial (1.5%)
3i Group PLC (United Kingdom)	2,343	33,375
Ally Financial, Inc.	3,630	107,630
Apollo Global Management, Inc.	1,830	79,825
B3 SA — Brasil Bolsa Balcao (Brazil)	6,000	62,863
Deutsche Boerse AG (Germany)	593	98,859
Hana Financial Group, Inc. (South Korea)	4,106	125,350
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	900	44,763
Japan Exchange Group, Inc. (Japan)	2,100	51,852
London Stock Exchange Group PLC (United Kingdom)	714	77,042
LPL Financial Holdings, Inc.	273	24,780
MGIC Investment Corp.	2,088	24,972
ORIX Corp. (Japan)	2,500	36,833
Partners Group Holding AG (Switzerland)	53	56,469
Radian Group, Inc.	4,924	92,965
SBI Holdings, Inc. (Japan)	1,300	35,010
Singapore Exchange, Ltd. (Singapore)	3,100	20,556
UBS Group AG (Switzerland)	4,273	60,515
		1,033,659

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.0%)* cont.	Shares	Value
Food (0.8%)
a2 Milk Co., Ltd. (New Zealand) †	1,520	$15,727
Associated British Foods PLC (United Kingdom)	849	23,928
Campbell Soup Co.	338	16,907
Coles Group, Ltd. (Australia)	1,399	18,347
Dino Polska SA (Poland) †	457	30,640
Hershey Co. (The)	729	107,812
Kobe Bussan Co., Ltd. (Japan)	400	13,963
Mondelez International, Inc. Class A	2,538	145,808
Nestle SA (Switzerland)	957	106,790
WH Group, Ltd. (Hong Kong)	44,000	36,022
Wilmar International, Ltd. (Singapore)	7,100	22,115
		538,059
Forest products and packaging (0.1%)
AptarGroup, Inc.	335	42,317
SIG Combibloc Group AG (Switzerland)	1,474	33,912
		76,229
Gaming and lottery (0.2%)
DraftKings, Inc. Class A †	1,321	69,168
Flutter Entertainment PLC (Ireland)	272	49,829
		118,997
Health-care services (1.5%)
Cardinal Health, Inc.	1,956	106,778
Cigna Corp.	945	197,637
GoodRx Holdings, Inc. Class A †	722	27,219
Humana, Inc.	606	242,715
Laboratory Corp. of America Holdings †	433	86,531
M3, Inc. (Japan)	300	27,689
PeptiDream, Inc. (Japan) †	200	10,158
Sarepta Therapeutics, Inc. †	278	39,159
Suzuken Co., Ltd. (Japan)	400	15,239
UnitedHealth Group, Inc.	867	291,607
WuXi AppTec Co., Ltd. Class H (China)	2,720	40,775
		1,085,507
Homebuilding (0.5%)
Berkeley Group Holdings PLC (The) (United Kingdom)	292	17,956
Daito Trust Construction Co., Ltd. (Japan)	200	19,643
Daiwa House Industry Co., Ltd. (Japan)	800	24,363
Lennar Corp. Class A	1,524	115,611
PulteGroup, Inc.	3,054	133,246
Taylor Wimpey PLC (United Kingdom) †	8,911	18,409
		329,228
Household furniture and appliances (0.1%)
Hoshizaki Corp. (Japan)	200	19,693
Tempur Sealy International, Inc. †	1,740	43,831
		63,524
Industrial (0.3%)
Johnson Controls International PLC	5,395	248,386
		248,386

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (90.0%)* cont.	Shares	Value
Insurance (2.5%)
Aflac, Inc.	3,315	$145,628
AIA Group, Ltd. (Hong Kong)	14,600	159,476
Allianz SE (Germany)	375	88,424
Allstate Corp. (The)	1,874	191,804
American Financial Group, Inc.	210	18,776
American International Group, Inc.	2,306	88,643
Assured Guaranty, Ltd.	3,283	98,917
Aviva PLC (United Kingdom)	11,822	50,521
AXA SA (France)	6,634	155,458
Direct Line Insurance Group PLC (United Kingdom)	3,264	12,853
Equitable Holdings, Inc.	3,307	83,932
Fidelity National Financial, Inc.	720	25,913
Gjensidige Forsikring ASA (Norway)	793	17,247
Legal & General Group PLC (United Kingdom)	8,437	28,363
Lincoln National Corp.	1,955	92,315
MetLife, Inc.	5,817	268,571
Principal Financial Group, Inc.	1,436	71,498
Prudential PLC (United Kingdom)	4,477	69,881
Reinsurance Group of America, Inc.	212	24,439
Swiss Life Holding AG (Switzerland)	31	13,816
Unum Group	2,269	50,440
Zurich Insurance Group AG (Switzerland)	50	20,268
		1,777,183
Investment banking/Brokerage (1.1%)
Ameriprise Financial, Inc.	749	138,745
Amundi SA (France) †	141	11,208
Charles Schwab Corp. (The)	2,027	98,877
CI Financial Corp. (Canada)	2,329	30,523
Goldman Sachs Group, Inc. (The)	1,026	236,575
Hargreaves Lansdown PLC (United Kingdom)	490	9,313
Magellan Financial Group, Ltd. (Australia)	415	18,043
Morgan Stanley	3,333	206,079
SEI Investments Co.	479	25,267
		774,630
Leisure (0.2%)
Brunswick Corp.	800	59,712
Polaris, Inc.	686	65,856
		125,568
Lodging/Tourism (0.4%)
Hilton Worldwide Holdings, Inc.	2,297	238,039
Wynn Macau, Ltd. (China) †	28,800	49,085
		287,124
Machinery (1.0%)
AGCO Corp.	199	18,409
Atlas Copco AB Class A (Sweden)	676	34,102
Cummins, Inc.	901	208,284
Deere & Co.	589	154,094
Hitachi, Ltd. (Japan)	1,300	49,121
KION Group AG (Germany)	517	39,753

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.0%)* cont.	Shares	Value
Machinery cont.
KION Group AG (Rights) (Germany) †	471	$167
Otis Worldwide Corp.	2,343	156,840
Sandvik AB (Sweden) †	3,095	69,498
		730,268
Manufacturing (0.4%)
Airtac International Group (China)	2,000	58,325
Dover Corp.	543	66,262
Eaton Corp. PLC	944	114,328
Elite Material Co., Ltd. (Taiwan)	8,000	43,859
Toshiba Corp. (Japan)	700	19,505
		302,279
Medical technology (2.7%)
10x Genomics, Inc. Class A †	265	40,574
Abbott Laboratories	2,507	271,308
ABIOMED, Inc. †	342	93,742
Baxter International, Inc.	1,219	92,729
DiaSorin SpA (Italy)	166	35,010
Edwards Lifesciences Corp. †	2,762	231,704
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	514	12,945
Hologic, Inc. †	1,928	133,283
IDEXX Laboratories, Inc. †	444	204,675
Medtronic PLC	3,358	381,805
Sartorius Stedim Biotech (France)	82	29,646
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	600	30,657
Thermo Fisher Scientific, Inc.	201	93,461
Universal Vision Biotechnology Co., Ltd. (Taiwan)	4,000	41,665
Zimmer Biomet Holdings, Inc.	1,278	190,575
		1,883,779
Metals (0.8%)
Anglo American PLC (United Kingdom)	3,871	114,360
BHP Billiton, Ltd. (Australia)	3,026	84,027
BHP Group PLC (United Kingdom)	1,625	36,852
Fortescue Metals Group, Ltd. (Australia)	2,787	37,316
Freeport-McMoRan, Inc. (Indonesia)	9,452	221,082
Reliance Steel & Aluminum Co.	294	34,633
Rio Tinto PLC (United Kingdom)	1,092	70,757
		599,027
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	14,002	50,451
		50,451
Natural gas utilities (0.1%)
Eni SpA (Italy)	2,331	22,908
Snam SpA (Italy)	4,651	26,059
		48,967
Oil and gas (1.5%)
BP PLC (United Kingdom)	16,142	52,810
Cenovus Energy, Inc. (Canada)	6,888	34,156
Chevron Corp.	1,288	112,288
ConocoPhillips	3,424	135,453

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (90.0%)* cont.	Shares	Value
Oil and gas cont.
Enterprise Products Partners LP	3,771	$73,157
EOG Resources, Inc.	540	25,315
Exxon Mobil Corp.	2,199	83,848
Orsted AS (Denmark)	320	57,769
Reliance Industries, Ltd. (India)	5,477	142,622
Reliance Industries, Ltd. 144A (India)	619	32,374
Royal Dutch Shell PLC Class B (United Kingdom)	5,032	81,904
TOTAL SA (France)	2,290	97,081
Valero Energy Corp.	2,367	127,274
		1,056,051
Pharmaceuticals (4.6%)
AbbVie, Inc.	2,843	297,321
Alkermes PLC †	1,271	23,208
Astellas Pharma, Inc. (Japan)	1,100	15,563
AstraZeneca PLC (United Kingdom)	256	26,822
AstraZeneca PLC ADR (United Kingdom)	2,341	123,933
Bristol-Myers Squibb Co.	2,150	134,160
Chugai Pharmaceutical Co., Ltd. (Japan)	400	19,243
DexCom, Inc. †	379	121,159
Eli Lilly and Co.	3,769	548,955
Galapagos NV (Belgium) †	96	11,783
GlaxoSmithKline PLC (United Kingdom)	1,594	29,168
Hikma Pharmaceuticals PLC (United Kingdom)	656	22,789
Jazz Pharmaceuticals PLC †	528	74,295
Johnson & Johnson	3,756	543,418
Kobayashi Pharmaceutical Co., Ltd. (Japan)	100	11,993
Lonza Group AG (Switzerland)	304	190,329
Merck & Co., Inc.	5,173	415,857
Merck KGaA (Germany)	333	53,124
Novartis AG (Switzerland)	1,279	115,999
Novo Nordisk A/S Class B (Denmark)	1,336	89,728
Ono Pharmaceutical Co., Ltd. (Japan)	500	15,765
Pfizer, Inc.	4,406	168,794
Roche Holding AG (Switzerland)	381	125,217
Shionogi & Co., Ltd. (Japan)	700	37,360
Viatris, Inc. †	190	3,189
Zoetis, Inc.	88	14,113
		3,233,285
Power producers (0.4%)
NRG Energy, Inc.	7,456	244,184
Vistra Energy Corp.	2,575	48,101
		292,285
Publishing (0.3%)
S&P Global, Inc.	425	149,507
Wolters Kluwer NV (Netherlands)	588	49,337
		198,844
Railroads (0.5%)
Aurizon Holdings, Ltd. (Australia)	7,245	22,616
Hankyu Hanshin Holdings, Inc. (Japan)	400	13,094

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.0%)* cont.	Shares	Value
Railroads cont.
Odakyu Electric Railway Co., Ltd. (Japan)	600	$18,103
Union Pacific Corp.	1,416	288,977
West Japan Railway Co. (Japan)	400	18,342
		361,132
Real estate (1.9%)
A-Living Smart City Services Co., Ltd. Class H (China)	11,750	49,601
AGNC Investment Corp. R	5,040	77,011
Apartment Investment and Management Co. Class A R	690	20,942
AvalonBay Communities, Inc. R	314	52,309
Boston Properties, Inc. R	1,546	151,756
CBRE Group, Inc. Class A †	1,466	89,631
CK Asset Holdings, Ltd. (Hong Kong)	6,500	34,415
Cousins Properties, Inc. R	921	30,771
Duke Realty Corp. R	1,295	49,288
Equity Commonwealth R	668	17,709
Equity Lifestyle Properties, Inc. R	386	22,616
Gaming and Leisure Properties, Inc. R	4,300	178,622
Goodman Group (Australia) R	3,002	41,178
Henderson Land Development Co., Ltd. (Hong Kong)	4,900	20,464
Invitation Homes, Inc. R	1,868	53,387
Jones Lang LaSalle, Inc.	128	16,933
Lamar Advertising Co. Class A R	542	43,149
Nippon Prologis REIT, Inc. (Japan) R	12	37,661
Nomura Real Estate Holdings, Inc. (Japan)	800	17,225
Persimmon PLC (United Kingdom)	448	15,827
Simon Property Group, Inc. R	3,534	291,802
Sun Hung Kai Properties, Ltd. (Hong Kong)	2,000	26,072
		1,338,369
Regional Bells (0.2%)
AT&T, Inc.	4,056	116,610
		116,610
Restaurants (0.9%)
Chipotle Mexican Grill, Inc. †	78	100,576
Jubilant Foodworks, Ltd. (India)	855	28,837
McDonald’s Corp.	1,350	293,544
Yum China Holdings, Inc. (China) †	850	48,878
Yum! Brands, Inc.	1,600	169,280
		641,115
Retail (7.2%)
adidas AG (Germany) †	176	56,045
Amazon.com, Inc. †	715	2,265,149
Best Buy Co., Inc.	2,078	226,086
BJ’s Wholesale Club Holdings, Inc. †	3,485	142,850
Casey’s General Stores, Inc.	263	47,782
Costco Wholesale Corp.	58	22,723
Home Depot, Inc. (The)	959	266,037
Industria de Diseno Textil SA (Inditex) (Spain)	2,042	67,659
Kingfisher PLC (United Kingdom) †	12,251	44,600
Koninklijke Ahold Delhaize NV (Netherlands)	1,759	50,275

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (90.0%)* cont.	Shares	Value
Retail cont.
Li Ning Co., Ltd. (China)	13,500	$73,411
Lowe’s Cos., Inc.	1,302	202,878
lululemon athletica, Inc. (Canada) †	343	126,985
NIKE, Inc. Class B	1,954	263,204
Poya International Co., Ltd. (Taiwan)	2,030	42,608
Ryohin Keikaku Co., Ltd. (Japan)	700	14,324
Sundrug Co., Ltd. (Japan)	500	20,924
Target Corp.	1,917	344,159
TJX Cos., Inc. (The)	1,571	99,774
Wal-Mart de Mexico SAB de CV (Mexico)	28,277	74,434
Walmart, Inc.	2,956	451,648
Wesfarmers, Ltd. (Australia)	2,010	72,996
Woolworths Group, Ltd. (Australia)	1,454	39,488
		5,016,039
Semiconductor (0.9%)
ASML Holding NV (Netherlands)	78	33,778
Lasertec Corp. (Japan)	300	31,712
Renesas Electronics Corp. (Japan) †	5,100	45,435
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	22,000	371,582
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	945	91,684
Tokyo Electron, Ltd. (Japan)	100	34,033
		608,224
Shipping (0.4%)
FedEx Corp.	284	81,389
Old Dominion Freight Line, Inc.	892	181,397
Yangzijiang Shipbuilding Holdings, Ltd. (China)	19,000	12,386
		275,172
Software (7.4%)
Activision Blizzard, Inc.	4,568	363,065
Adobe, Inc. †	1,730	827,753
Amdocs, Ltd.	823	54,162
Autodesk, Inc. †	1,132	317,220
Cadence Design Systems, Inc. †	1,266	147,236
Intuit, Inc.	1,307	460,090
Microsoft Corp.	11,145	2,385,810
Nexon Co., Ltd. (Japan)	1,200	36,312
Oracle Corp.	1,194	68,918
SAP AG (Germany)	21	2,549
Sea, Ltd. ADR (Thailand) †	794	143,214
Take-Two Interactive Software, Inc. †	42	7,581
Tata Consultancy Services, Ltd. (India)	1,763	63,762
Totvs SA (Brazil)	8,155	40,719
Ubisoft Entertainment SA (France) †	397	37,786
Veeva Systems, Inc. Class A †	892	246,968
		5,203,145
Staffing (—%)
Recruit Holdings Co., Ltd. (Japan)	300	12,572
		12,572

30 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.0%)* cont.	Shares	Value
Technology (0.1%)
CACI International, Inc. Class A †	134	$31,797
SoftBank Group Corp. (Japan)	200	13,960
		45,757
Technology services (7.6%)
Alibaba Group Holding, Ltd. (China) †	16,641	547,087
Alphabet, Inc. Class A †	737	1,292,993
Alphabet, Inc. Class C †	313	551,112
Capgemini SE (France)	129	17,828
Cognizant Technology Solutions Corp. Class A	1,951	152,432
CompuGroup Medical SE & Co. KgaA (Germany)	433	42,998
DocuSign, Inc. †	1,222	278,469
eBay, Inc.	7,453	375,855
Facebook, Inc. Class A †	1,840	509,625
Fair Isaac Corp. †	192	90,774
Fidelity National Information Services, Inc.	1,734	257,343
GMO internet, Inc. (Japan)	1,000	28,174
GoDaddy, Inc. Class A †	1,754	139,513
IBM Corp.	224	27,668
Itochu Techno-Solutions Corp. (Japan)	800	28,309
Kakaku.com, Inc. (Japan)	400	11,176
Leidos Holdings, Inc.	1,095	110,267
Nomura Research Institute, Ltd. (Japan)	900	30,331
Palo Alto Networks, Inc. †	56	16,460
Pinterest, Inc. Class A †	2,308	161,606
Salesforce.com, Inc. †	800	196,640
Tencent Holdings, Ltd. (China)	5,700	414,908
Yandex NV Class A (Russia) †	951	65,581
		5,347,149
Telecommunications (1.3%)
American Tower Corp. R	1,067	246,687
BT Group PLC (United Kingdom)	7,513	11,712
China Mobile, Ltd. (China)	5,000	29,767
Crown Castle International Corp. R	998	167,235
Equinix, Inc. R	197	137,465
Hikari Tsushin, Inc. (Japan)	100	23,928
MTN Group, Ltd. (South Africa)	9,462	40,367
SBA Communications Corp. R	267	76,677
T-Mobile US, Inc. †	1,201	159,660
Telstra Corp., Ltd. (Australia)	9,042	20,388
Vodafone Group PLC (United Kingdom)	13,242	21,783
		935,669
Telephone (1.1%)
Deutsche Telekom AG (Germany)	4,053	72,999
Elisa OYJ (Finland)	271	14,550
KDDI Corp. (Japan)	2,000	57,346
Nippon Telegraph & Telephone Corp. (Japan)	1,500	35,335
Verizon Communications, Inc.	9,831	593,891
		774,121

Dynamic Asset Allocation Equity Fund 31

COMMON STOCKS (90.0%)* cont.	Shares	Value
Textiles (0.2%)
Hermes International (France)	69	$67,096
Kering SA (France)	142	102,028
		169,124
Tire and rubber (—%)
Compagnie Generale des Etablissements Michelin SCA (France)	135	16,760
		16,760
Tobacco (0.4%)
Altria Group, Inc.	4,910	195,565
British American Tobacco PLC (United Kingdom)	832	29,299
Imperial Brands PLC (United Kingdom)	2,481	44,940
		269,804
Toys (0.2%)
JUMBO SA (Greece)	1,886	33,728
Nintendo Co., Ltd. (Japan)	200	113,613
		147,341
Transportation services (0.3%)
Aena SME SA (Spain) †	153	24,965
Deutsche Post AG (Germany)	1,756	84,746
Expeditors International of Washington, Inc.	863	77,126
		186,837
Trucks and parts (0.3%)
Allison Transmission Holdings, Inc.	960	39,408
Delphi Automotive PLC	401	47,599
Faurecia SA (France) †	523	25,893
Gentex Corp.	1,167	38,044
Koito Manufacturing Co., Ltd. (Japan)	400	23,926
Stanley Electric Co., Ltd. (Japan)	500	14,624
		189,494
Waste Management (0.3%)
Republic Services, Inc.	623	60,257
Waste Connections, Inc.	746	77,569
Waste Management, Inc.	859	102,333
		240,159
Total common stocks (cost $45,071,363)		$63,048,683

INVESTMENT COMPANIES (2.9%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	344	$20,165
iShares Russell 1000 Value ETF	1,591	210,648
SPDR S&P 500 ETF Trust	4,332	1,568,444
SPDR S&P MidCap 400 ETF Trust	551	218,075
Total investment companies (cost $1,811,288)		$2,017,332

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	58	$75,629
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	94	113,947
Total convertible preferred stocks (cost $156,189)		$189,576

32 Dynamic Asset Allocation Equity Fund

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	49	$252
Total warrants (cost $243)				$252

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
GBP/USD (Put)	Dec-20/$1.23	$407,611	GBP	305,750	$49
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.10	849,071	EUR	711,800	81
Total purchased options outstanding (cost $10,040)					$130

	Principal amount/
SHORT-TERM INVESTMENTS (7.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.17% [d]	Shares	212,950	$212,950
Putnam Short Term Investment Fund Class P 0.17% L	Shares	4,311,931	4,311,931
U.S. Treasury Bills 0.108%, 12/3/20 #		$400,000	399,999
Total short-term investments (cost $4,924,879)			$4,924,880

TOTAL INVESTMENTS
Total investments (cost $51,974,002)	$70,180,853

Key to holding’s currency abbreviations

EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
IO	Interest Only
MTN	Medium Term Notes
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2020 through November 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $70,064,608.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $355,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

Dynamic Asset Allocation Equity Fund 33

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,241 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.2%	Taiwan	1.0%
Japan	3.0	South Korea	1.0
China	2.7	India	0.8
United Kingdom	2.2	Hong Kong	0.6
France	1.6	Australia	0.6
Switzerland	1.3	Other	4.8
Germany	1.2	Total	100.0%

FORWARD CURRENCY CONTRACTS at 11/30/20 (aggregate face value $15,579,326) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/20/21	$13,220	$11,540	$(1,680)
	British Pound	Buy	12/16/20	99,873	99,842	31
	Canadian Dollar	Sell	1/20/21	55,998	54,633	(1,365)
	Chinese Yuan (Offshore)	Sell	2/18/21	32,254	32,018	(236)
	Euro	Buy	12/16/20	960,295	957,555	2,740
	Hong Kong Dollar	Buy	2/17/21	36,928	36,912	16
	Japanese Yen	Buy	2/17/21	175,807	175,384	423
	Mexican Peso	Sell	1/20/21	3,992	3,068	(924)
	New Zealand Dollar	Sell	1/20/21	30,014	27,733	(2,281)
	Swedish Krona	Buy	12/16/20	109,303	109,636	(333)
Barclays Bank PLC
	British Pound	Buy	12/16/20	18,268	18,263	5
	Canadian Dollar	Sell	1/20/21	35,124	34,392	(732)
	Euro	Sell	12/16/20	218,981	218,094	(887)
	Hong Kong Dollar	Buy	2/17/21	3,200	3,199	1
	Japanese Yen	Buy	2/17/21	89,631	89,415	216
	New Zealand Dollar	Sell	1/20/21	10,659	14,016	3,357
	Swedish Krona	Sell	12/16/20	71,282	70,058	(1,224)

34 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/20 (aggregate face value $15,579,326) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A.
	Australian Dollar	Sell	1/20/21	$17,332	$17,287	$(45)
	British Pound	Sell	12/16/20	94,806	94,572	(234)
	Canadian Dollar	Buy	1/20/21	80,492	79,043	1,449
	Chilean Peso	Buy	1/20/21	62,488	59,871	2,617
	Danish Krone	Buy	12/16/20	91,971	90,751	1,220
	Euro	Buy	12/16/20	141,294	142,276	(982)
	Hong Kong Dollar	Sell	2/17/21	33,302	33,290	(12)
	Japanese Yen	Buy	2/17/21	823,003	821,426	1,577
	New Zealand Dollar	Sell	1/20/21	68,583	64,932	(3,651)
	Swedish Krona	Sell	12/16/20	33,694	33,106	(588)
Credit Suisse International
	Australian Dollar	Buy	1/20/21	57,945	55,644	2,301
	British Pound	Sell	12/16/20	74,271	74,580	309
	Canadian Dollar	Sell	1/20/21	11,631	11,260	(371)
	Euro	Buy	12/16/20	38,426	38,796	(370)
	New Zealand Dollar	Buy	1/20/21	12,272	11,629	643
Goldman Sachs International
	Australian Dollar	Buy	1/20/21	333,425	334,153	(728)
	British Pound	Buy	12/16/20	13,201	13,209	(8)
	Canadian Dollar	Buy	1/20/21	236,854	235,754	1,100
	Chinese Yuan (Offshore)	Sell	2/18/21	28,192	26,952	(1,240)
	Euro	Sell	12/16/20	5,131	5,134	3
	Hong Kong Dollar	Buy	2/17/21	19,999	19,994	5
	Japanese Yen	Buy	2/17/21	52,453	52,325	128
	New Taiwan Dollar	Buy	2/17/21	4,058	5,139	(1,081)
	New Zealand Dollar	Sell	1/20/21	268,721	265,735	(2,986)
	Norwegian Krone	Buy	12/16/20	129,799	128,642	1,157
	South African Rand	Buy	1/20/21	27,912	25,899	2,013
	Swedish Krona	Buy	12/16/20	268,779	265,762	3,017
	Swiss Franc	Sell	12/16/20	73,657	73,715	58
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/20/21	81,961	80,044	1,917
	British Pound	Sell	12/16/20	405,758	405,872	114
	Canadian Dollar	Buy	1/20/21	52,455	50,380	2,075
	Chinese Yuan (Offshore)	Buy	2/18/21	268,540	273,242	(4,702)
	Euro	Buy	12/16/20	388,677	386,223	2,454
	Hong Kong Dollar	Sell	2/17/21	264,973	264,858	(115)
	Indian Rupee	Sell	2/17/21	1,035	318	(717)
	Japanese Yen	Buy	2/17/21	79,039	78,676	363
	New Zealand Dollar	Sell	1/20/21	45,582	43,186	(2,396)
	Norwegian Krone	Buy	12/16/20	27,329	26,008	1,321
	South Korean Won	Sell	2/17/21	1,787	4,648	2,861
	Swedish Krona	Buy	12/16/20	47,000	46,019	981
	Swiss Franc	Sell	12/16/20	40,407	39,942	(465)

Dynamic Asset Allocation Equity Fund 35

FORWARD CURRENCY CONTRACTS at 11/30/20 (aggregate face value $15,579,326) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/21	$216,506	$215,146	$1,360
	British Pound	Buy	12/16/20	517,631	516,593	1,038
	Canadian Dollar	Sell	1/20/21	17,330	16,629	(701)
	Chinese Yuan (Offshore)	Buy	2/18/21	573	758	(185)
	Euro	Sell	12/16/20	601,810	599,581	(2,229)
	Indian Rupee	Sell	2/17/21	1,038	397	(641)
	Japanese Yen	Sell	2/17/21	93,965	93,139	(826)
	New Taiwan Dollar	Buy	2/17/21	3,847	4,349	(502)
	New Zealand Dollar	Sell	1/20/21	134,851	135,449	598
	Norwegian Krone	Sell	12/16/20	25,238	25,491	253
	Singapore Dollar	Buy	2/17/21	12,229	12,014	215
	South Korean Won	Sell	2/17/21	163,700	165,888	2,188
	Swedish Krona	Buy	12/16/20	140,513	139,108	1,405
	Swiss Franc	Buy	12/16/20	285,049	285,013	36
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/20/21	394,456	391,866	2,590
	British Pound	Buy	12/16/20	77,338	74,552	2,786
	Canadian Dollar	Buy	1/20/21	156,131	153,632	2,499
	Euro	Buy	12/16/20	60,503	59,487	1,016
	Hong Kong Dollar	Sell	2/17/21	28,270	28,259	(11)
	Japanese Yen	Buy	2/17/21	131,159	131,070	89
	New Zealand Dollar	Buy	1/20/21	146,562	139,553	7,009
	Norwegian Krone	Buy	12/16/20	14,086	14,078	8
	Swedish Krona	Buy	12/16/20	87,191	86,988	203
	Swiss Franc	Buy	12/16/20	110	327	(217)
NatWest Markets PLC
	Australian Dollar	Buy	1/20/21	442,855	438,363	4,492
	British Pound	Buy	12/16/20	10,134	9,265	869
	Canadian Dollar	Buy	1/20/21	67,012	66,033	979
	Euro	Buy	12/16/20	378,055	375,700	2,355
	Japanese Yen	Buy	2/17/21	144,940	144,994	(54)
	New Zealand Dollar	Sell	1/20/21	191,302	189,674	(1,628)
	Swedish Krona	Sell	12/16/20	50,103	49,073	(1,030)
	Swiss Franc	Sell	12/16/20	47,894	47,697	(197)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/20/21	70,504	67,300	(3,204)
	British Pound	Sell	12/16/20	212,546	215,257	2,711
	Canadian Dollar	Sell	1/20/21	76,487	75,692	(795)
	Chinese Yuan (Offshore)	Sell	2/18/21	355,123	353,896	(1,227)
	Euro	Sell	12/16/20	89,740	88,924	(816)
	Hong Kong Dollar	Sell	2/17/21	284,121	284,007	(114)

36 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/20 (aggregate face value $15,579,326) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Japanese Yen	Buy	2/17/21	$5,769	$6,056	$(287)
	New Zealand Dollar	Buy	1/20/21	16,549	13,292	3,257
	Norwegian Krone	Sell	12/16/20	16,109	13,533	(2,576)
	Swedish Krona	Buy	12/16/20	218,757	214,960	3,797
	Swiss Franc	Sell	12/16/20	137,295	136,909	(386)
Toronto-Dominion Bank
	Australian Dollar	Buy	1/20/21	49,059	47,974	1,085
	British Pound	Sell	12/16/20	12,001	12,423	422
	Canadian Dollar	Sell	1/20/21	91,815	89,905	(1,910)
	Euro	Sell	12/16/20	164,564	164,688	124
	Japanese Yen	Buy	2/17/21	139,286	139,220	66
	New Zealand Dollar	Sell	1/20/21	19,425	18,406	(1,019)
	Swedish Krona	Sell	12/16/20	16,771	16,396	(375)
	Swiss Franc	Sell	12/16/20	13,983	13,981	(2)
UBS AG
	Australian Dollar	Sell	1/20/21	187,056	182,691	(4,365)
	Australian Dollar	Buy	3/15/21	86,909	84,767	2,142
	Australian Dollar	Sell	3/15/21	86,909	85,370	(1,539)
	British Pound	Sell	12/16/20	30,935	31,433	498
	Canadian Dollar	Buy	1/20/21	118,928	116,779	2,149
	Euro	Sell	12/16/20	581,643	578,649	(2,994)
	Hong Kong Dollar	Sell	2/17/21	86,204	86,174	(30)
	Japanese Yen	Buy	2/17/21	185,878	184,632	1,246
	New Zealand Dollar	Sell	1/20/21	236,534	241,059	4,525
	Norwegian Krone	Sell	12/16/20	6,442	6,435	(7)
	Swedish Krona	Buy	12/16/20	103,332	100,873	2,459
WestPac Banking Corp.
	Australian Dollar	Sell	1/20/21	40,687	39,460	(1,227)
	British Pound	Buy	12/16/20	115,343	113,167	2,176
	Canadian Dollar	Buy	1/20/21	58,694	57,786	908
	Chinese Yuan (Offshore)	Buy	2/18/21	589	773	(184)
	Euro	Sell	12/16/20	10,621	10,799	178
	Hong Kong Dollar	Buy	2/17/21	18,270	18,264	6
	Japanese Yen	Buy	2/17/21	207,587	207,089	498
	New Zealand Dollar	Sell	1/20/21	114,375	114,091	(284)
Unrealized appreciation						96,707
Unrealized (depreciation)						(61,915)
Total						$34,792

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Equity Fund 37

FUTURES CONTRACTS OUTSTANDING at 11/30/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Long)	7	$718,840	$711,550	Dec-20	$6,573
Russell 2000 Index E-Mini (Long)	45	4,094,586	4,095,225	Dec-20	707,525
S&P 500 Index E-Mini (Short)	2	362,163	362,320	Dec-20	(1,175)
Unrealized appreciation					714,098
Unrealized (depreciation)					(1,175)
Total					$712,923

WRITTEN OPTIONS OUTSTANDING at 11/30/20 (premiums $5,643) (Unaudited)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
GBP/USD (Put)	Dec-20/$1.20	$407,611	GBP	305,750	$8
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.12	849,071	EUR	711,800	1
Total					$9

38 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,185,823	$1,199,842	$—
Capital goods	3,193,906	680,632	—
Communication services	2,514,903	328,175	—
Conglomerates	389,437	—	—
Consumer cyclicals	7,657,420	1,854,066	—
Consumer staples	3,166,510	1,334,032	—
Energy	974,643	515,026	—
Financials	6,492,857	2,563,163	—
Health care	5,974,679	1,043,477	—
Miscellaneous	—	50,451	—
Technology	16,139,538	2,884,551	—
Transportation	940,023	207,420	—
Utilities and power	1,525,710	232,399	—
Total common stocks	50,155,449	12,893,234	—

Convertible preferred stocks	75,629	113,947	—
Investment companies	2,017,332	—	—
Purchased options outstanding	—	130	—
Warrants	252	—	—
Short-term investments	4,311,931	612,949	—
Totals by level	$56,560,593	$13,620,260	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$34,792	$—
Futures contracts	712,923	—	—
Written options outstanding	—	(9)	—
Totals by level	$712,923	$34,783	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 39

Statement of assets and liabilities 11/30/20 (Unaudited)

ASSETS
Investment in securities, at value, including $207,819 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $47,449,121)	$65,655,972
Affiliated issuers (identified cost $4,524,881) (Notes 1 and 5)	4,524,881
Cash	5,240
Foreign tax reclaim	25,568
Foreign currency (cost $36,777) (Note 1)	36,761
Dividends, interest and other receivables	98,786
Receivable for shares of the fund sold	90,125
Receivable for investments sold	115,961
Receivable from Manager (Note 2)	50,327
Receivable for variation margin on futures contracts (Note 1)	1,330
Unrealized appreciation on forward currency contracts (Note 1)	96,707
Prepaid assets	10,127
Total assets	70,711,785

LIABILITIES
Payable for investments purchased	138,819
Payable for shares of the fund repurchased	3,065
Payable for custodian fees (Note 2)	88,678
Payable for investor servicing fees (Note 2)	1,108
Payable for Trustee compensation and expenses (Note 2)	7,491
Payable for administrative services (Note 2)	205
Payable for variation margin on futures contracts (Note 1)	91,821
Unrealized depreciation on forward currency contracts (Note 1)	61,915
Written options outstanding, at value (premiums $5,643) (Note 1)	9
Collateral on securities loaned, at value (Note 1)	212,950
Other accrued expenses	41,116
Total liabilities	647,177

Net assets	$70,064,608

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$48,691,939
Total distributable earnings (Note 1)	21,372,669
Total — Representing net assets applicable to capital shares outstanding	$70,064,608

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($25,967 divided by 1,864 shares)	$13.93
Offering price per class A share (100/94.25 of $13.93)*	$14.78
Net asset value, offering price and redemption price per class P share
($70,038,641 divided by 5,021,726 shares)	$13.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40 Dynamic Asset Allocation Equity Fund

Statement of operations Six months ended 11/30/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $13,016)	$519,058
Interest (including interest income of $5,510 from investments in affiliated issuers) (Note 5)	5,844
Securities lending (net of expenses) (Notes 1 and 5)	2,460
Total investment income	527,362

EXPENSES
Compensation of Manager (Note 2)	191,656
Investor servicing fees (Note 2)	3,286
Custodian fees (Note 2)	47,279
Trustee compensation and expenses (Note 2)	1,516
Administrative services (Note 2)	589
Reports to shareholders	24,635
Auditing and tax fees	52,586
Other	4,131
Fees waived and reimbursed by Manager (Note 2)	(123,768)
Total expenses	201,910
Expense reduction (Note 2)	(133)
Net expenses	201,777

Net investment income	325,585

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,377,191
Foreign currency transactions (Note 1)	(76)
Forward currency contracts (Note 1)	28,883
Futures contracts (Note 1)	747,528
Swap contracts (Note 1)	(3,011)
Written options (Note 1)	(1,208)
Total net realized gain	3,149,307
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	8,913,067
Assets and liabilities in foreign currencies	2,425
Forward currency contracts	87,056
Futures contracts	160,939
Written options	1,507
Total change in net unrealized appreciation	9,164,994

Net gain on investments	12,314,301

Net increase in net assets resulting from operations	$12,639,886

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 41

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/20*	Year ended 5/31/20
Operations
Net investment income	$325,585	$1,120,032
Net realized gain (loss) on investments
and foreign currency transactions	3,149,307	(341,642)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	9,164,994	4,173,832
Net increase in net assets resulting from operations	12,639,886	4,952,222
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(291)
Class P	—	(1,192,888)
From net realized long-term gain on investments
Class A	—	(151)
Class P	—	(497,536)
Decrease from capital share transactions (Note 4)	(5,416,503)	(19,060,329)
Total increase (decrease) in net assets	7,223,383	(15,798,973)

NET ASSETS
Beginning of period	62,841,225	78,640,198
End of period	$70,064,608	$62,841,225

* Unaudited.

The accompanying notes are an integral part of these financial statements.

42 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
November 30, 2020**	$11.45	.05	2.43	2.48	—	—	—	$13.93	21.66*	$26	.43*	.38*	35*
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	(1.61)	11.07	(3.72)	39.86		1.71	115
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109
Class P
November 30, 2020**	$11.45	.06	2.44	2.50	—	—	—	$13.95	21.83*	$70,039	.31*	.50*	35*
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	(1.65)	11.09	(3.43)	78,602.62		1.85	115
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50
May 31, 2017†	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39*	82,074	.45*	1.20*	106

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	Class A	Class P
November 30, 2020	0.19%	0.19%
May 31, 2020	0.32	0.32
May 31, 2019	0.28	0.28
May 31, 2018	0.26	0.26
May 31, 2017	0.29	0.23*
May 31, 2016	0.33	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

44 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 45

Notes to financial statements 11/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2020 through November 30, 2020.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

46 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any

Dynamic Asset Allocation Equity Fund 47

applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

48 Dynamic Asset Allocation Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Dynamic Asset Allocation Equity Fund 49

At the close of the reporting period, the fund had a net liability position of $5,177 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $212,950 and the value of securities loaned amounted to $207,819.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $400,312 recognized during the period between November 1, 2019 and May 31, 2020 to its fiscal year ending May 31, 2021.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $52,748,919,

50 Dynamic Asset Allocation Equity Fund

resulting in gross unrealized appreciation and depreciation of $18,912,407 and $732,767, respectively, or net unrealized appreciation of $18,179,640.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.294% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $123,768 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account)

Dynamic Asset Allocation Equity Fund 51

of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$30
Class P	3,256
Total	$3,286

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $133 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $47, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

52 Dynamic Asset Allocation Equity Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$21,373,912	$24,998,488
U.S. government securities (Long-term)	—	—
Total	$21,373,912	$24,998,488

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/20		YEAR ENDED 5/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	5	$69	10	$117
Shares issued in connection with
reinvestment of distributions	—	—	36	442
	5	69	46	559
Shares repurchased	—	—	(1,664)	(18,689)
Net increase (decrease)	5	$69	(1,618)	$(18,130)

	SIX MONTHS ENDED 11/30/20		YEAR ENDED 5/31/20
Class P	Shares	Amount	Shares	Amount
Shares sold	3,927,328	$49,988,546	2,343,636	$27,269,188
Shares issued in connection with
reinvestment of distributions	—	—	137,393	1,690,424
	3,927,328	49,988,546	2,481,029	28,959,612
Shares repurchased	(4,392,294)	(55,405,118)	(4,083,603)	(48,001,811)
Net decrease	(464,966)	$(5,416,572)	(1,602,574)	$(19,042,199)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,214	65.13%	$16,911

Dynamic Asset Allocation Equity Fund 53

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/20	cost	proceeds	income	of 11/30/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$607,875	$14,019,397	$14,414,322	$1,104	$212,950
Putnam Short Term
Investment Fund**	4,783,738	14,979,125	15,450,932	5,510	4,311,931
Total Short-term
investments	$5,391,613	$28,998,522	$29,865,254	$6,614	$4,524,881

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

54 Dynamic Asset Allocation Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$3,200,000
Written currency option contracts (contract amount)	$3,000,000
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$21,100,000
OTC total return swap contracts (notional)	$25,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$96,837	Payables	$61,924
Equity contracts	Investments, Receivables	714,350*	Payables	1,175*
Total		$811,187		$63,099

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$12,272	$—	$28,883	$—	$41,155
Equity contracts	—	747,528	—	(3,011)	744,517
Total	$12,272	$747,528	$28,883	$(3,011)	$785,672

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$6,700	$—	$87,056	$93,756
Equity contracts	9	—	160,939	—	160,948
Total	$9	$6,700	$160,939	$87,056	$254,704

Dynamic Asset Allocation Equity Fund 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$1,330	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,330
Forward currency contracts#	3,210	3,579	—	6,863	3,253	7,481	12,086	7,093	16,200	8,695	9,765	1,697	13,019	3,766	96,707
Purchased options**#	49	—	—	—	81	—	—	—	—	—	—	—	—	—	130
Total Assets	$3,259	$3,579	$1,330	$6,863	$3,334	$7,481	$12,086	$7,093	$16,200	$8,695	$9,765	$1,697	$13,019	$3,766	$98,167
Liabilities:
Futures contracts§	—	—	$91,821	—	—	—	—	—	—	—	—	—	—	—	$91,821
Forward currency contracts#	6,819	2,843	—	5,512	741	6,043	8,395	5,084	228	2,909	9,405	3,306	8,935	1,695	61,915
Written options#	8	—	—	—	1	—	—	—	—	—	—	—	—	—	9
Total Liabilities	$6,827	$2,843	$91,821	$5,512	$742	$6,043	$8,395	$5,084	$228	$2,909	$9,405	$3,306	$8,935	$1,695	$153,745
Total Financial and Derivative
Net Assets	$(3,568)	$736	$(90,491)	$1,351	$2,592	$1,438	$3,691	$2,009	$15,972	$5,786	$360	$(1,609)	$4,084	$2,071	$(55,578)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(3,568)	$736	$(90,491)	$1,351	$2,592	$1,438	$3,691	$2,009	$15,972	$5,786	$360	$(1,609)	$4,084	$2,071
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $355,000.

56 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 57

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310 -20): Premium Amortization on Purchased Callable Debt Securities. The amendments in ASU 2017-08 shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

58 Dynamic Asset Allocation Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Dynamic Asset Allocation Equity Fund 59

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund

Dynamic Asset Allocation Balanced Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® 2060 Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2021